Exhibit 10.1
Execution Copy

$10,000,000 of Shares of

EVERGREEN ENERGY INC.

Common Stock ($.001 par value)

SALES AGENCY AGREEMENT

August 24, 2011
LAZARD CAPITAL MARKETS LLC
30 Rockefeller Plaza
New York, New York 10020

Dear Sirs:

Introduction.  Pursuant to the terms and subject to the conditions of this Sales Agency Agreement (this “Agreement”), during the term of this Agreement, Evergreen Energy Inc., a Delaware corporation (the “Company”) proposes to issue and sell from time to time through  Lazard Capital Markets LLC (the “Agent”) an offering of up to $10,000,000 of shares (the “Shares”) of its common stock, par value $.001 per share (the “Common Stock”), by any method permitted by law deemed to be an “at-the-market” offering (the “Offering”) as defined in Rule 415 of the Securities Act (as defined below), including, without limitation, sales made directly on the NYSE Arca Exchange (the “NYSE Arca”), sales made on any other existing trading market for the Shares or to or through a market maker or sales made by such other methods as the Company and the Agent may mutually agree (the “ATM Program”).

The Company hereby confirms its agreements with the Agent as follows:

Section 1.  Representations and Warranties.  The Company hereby represents, warrants and covenants to the Agent, as of the date of this Agreement and on each such time the following representations and warranties are repeated or deemed to be made pursuant to this Agreement, as follows:

(a)  Compliance with Registration Requirements.  The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) a shelf registration statement on Form S-3 (File No. 333-162720), which became effective as of January 19, 2010 (the “Effective Date”), which contains a base prospectus (the “Base Prospectus”) to be used in connection with the public offering and sale of securities (the “Shelf Securities”), including the Shares, to be issued from time to time by the Company.  Such registration statement, filed with the Commission under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (collectively, the “Securities Act”), including the financial statements, exhibits and schedules thereto and all documents incorporated or deemed to be incorporated by reference therein and any information deemed to be a part thereof at the time of effectiveness pursuant to Rule 430B under the Securities Act or the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the “Exchange Act”), is called the “Registration Statement.”  As used herein, the term “Prospectus” shall mean the prospectus supplement to the Base Prospectus that describes the Shares and the offering thereof pursuant to the ATM Program (the “Prospectus Supplement”), together with the Base Prospectus, in the form first used by the Agent to confirm sales of the Shares pursuant to the ATM Program or in the form first made available to the Agent by the Company to meet requests of purchasers pursuant to Rule 173 under the Securities Act.  As used herein, “Applicable Time” is 10:00 a.m. (New York time) on August 25, 2011.  As used herein, “free writing prospectus” has the meaning set forth in Rule 405 under the Securities Act, and “Time of Sale

Prospectus” means the Prospectus, as amended or supplemented immediately prior to the later to occur of (i) the Applicable Time and (ii) the Time of Sale (as defined below), together with the free writing prospectuses, if any, identified in Schedule I hereto.  As used herein, the terms “Registration Statement,” “Base Prospectus,” “Prospectus Supplement,” “Time of Sale Prospectus” and “Prospectus” shall include the documents incorporated and deemed to be incorporated by reference therein.  All references in this Agreement to amendments or supplements to the Registration Statement, the Base Prospectus, the Prospectus Supplement, the Time of Sale Prospectus or the Prospectus shall be deemed to mean and include the filing of any document under the Exchange Act which is or is deemed to be incorporated by reference in the Registration Statement, the Base Prospectus, the Prospectus Supplement, the Time of Sale Prospectus or the Prospectus, as the case may be.  All references in this Agreement to (i) the Registration Statement, the Base Prospectus, the Prospectus Supplement or the Prospectus, or any amendments or supplements to any of the foregoing, shall include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”) and (ii) the Prospectus shall be deemed to include the “electronic Prospectus” provided for use in connection with the offering of the Shares as contemplated by Section 5(o) of this Agreement.  All references in this Agreement to financial statements and schedules and other information which are “contained,” “included” or “stated” in the Registration Statement, the Base Prospectus, the Prospectus Supplement, the Time of Sale Prospectus or the Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be.

(ii)           (A) At the time of filing the Registration Statement, (A) at the time of the most recent amendment to the Registration Statement for the purposes of complying with Section 10(a)(3) of the Securities Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus), (C) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c) under the Securities Act) made any offer relating to the Shares in reliance on the exemption of Rule 163 under the Securities Act, (D) as of each time the Shares are sold pursuant to this Agreement (each, a “Time of Sale”), (D) at each Settlement Date (as defined below) and (E) at all times during which a prospectus is required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) in connection with any offer or sale of the Shares (the “Delivery Period”), the Company was not an “ineligible issuer” as defined in Rule 405 under the Securities Act.  No stop order suspending the effectiveness of the Registration Statement is in effect and no proceedings for such purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated or threatened by the Commission.  At the earliest time after the filing of the Registration Statement that the Company made a bona fide offer (within the meaning of Rule 164(h)(2) under the Securities Act) of the Shares, and was at the time of the filing of the Registration Statement, and has continuously been and is as of the date of this Agreement eligible to use Form S-3.

(iii)           The Prospectus when filed complied in all material respects with the Securities Act and, if filed by electronic transmission pursuant to EDGAR (except as may be permitted by Regulation S-T under the Securities Act), was identical to the copy thereof delivered to the Agent for use in connection with the offer and sale of the Shares.  The Registration Statement and any post-effective amendment thereto, at the time it became or becomes effective, complied or will comply in all material respects with the Securities Act and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.  As of the Applicable Time, the Time of Sale Prospectus did not, and at each Time of Sale and Settlement Date and at any such time this representation is repeated or deemed to be made pursuant to this Agreement, the Time of Sale Prospectus, as then amended or supplemented by the Company, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.  The Prospectus, as amended or supplemented, as of its date, did not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  The representations and warranties set forth in the three immediately preceding sentences do not apply to statements in or omissions from the Registration Statement or any post-effective amendment thereto, or the Prospectus or the Time of Sale Prospectus, or any amendments or supplements thereto, made in reliance upon and in conformity with information relating to the Agent furnished to the Company in writing by the Agent expressly for use therein, it being understood and agreed that the only such information furnished by the Agent to the Company consists of the “Agent’s Information,” as defined in Section 18 below.

(iv)           At the earliest time after the filing of the Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Securities Act) of the Shares and as of the date of this Agreement, the Company was not and is not an “ineligible issuer” in connection with the offering of the Shares pursuant to Rules 164, 405 and 433 under the Securities Act.  Any free writing prospectus that the Company is required to file pursuant to Rule 433(d) under the Securities Act has been, or will be, filed with the Commission in accordance with the requirements of the Securities Act.  Each free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act or that was prepared by or behalf of or used or referred to by the Company complies or will comply in all material respects with the requirements of Rule 433 under the Securities Act, including timely filing with the Commission or retention where required and legending, and each such free writing prospectus, as of its issue date did not include any information that conflicted, conflicts with or will conflict with the information contained in the Registration Statement (as amended or supplemented as of such date), including any document incorporated by reference therein and any prospectus supplement deemed to be a part thereof that has not been superseded or modified.  Except for the free writing prospectuses, if any, identified in Schedule I hereto, the Company has not prepared, used or referred to, and will not, without your prior consent, prepare, use or refer to, any free writing prospectus with respect to the ATM Program.

(b)  Offering Materials Furnished to the Agent.  The Company has delivered to the Agent one complete copy of the Registration Statement, each amendment thereto and of each consent and certificate of experts filed as a part thereof, and conformed copies of the Registration Statement, each amendment thereto, the Time of Sale Prospectus, the Prospectus, as amended or supplemented, and any free writing prospectus reviewed and consented to by the Agent, in such quantities and at such places as the Agent has reasonably requested.

(c)  Distribution of Offering Material by the Company.  The Company has not distributed and will not distribute, prior to the completion of the Agent’s distribution of the Shares, any offering material in connection with the offering and sale of the Shares other than a Time of Sale Prospectus, the Prospectus, any free writing prospectus reviewed and consented to by the Agent, or the Registration Statement.

(d)  The Sales Agency Agreement.  This Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company, enforceable in accordance with its terms, except as rights to indemnification hereunder may be limited by applicable law and except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

(e)  Corporate Records.  All existing minute books of the Company and its subsidiaries, including all existing minutes of all meetings and actions of the board of directors (including Audit, Compensation, Nominating and Governance and other board committees) and stockholders of the Company through the date of the latest meeting and action (collectively, the “Corporate Records”) have been made available to the Agent and counsel to the Agent.  All such Corporate Records are complete and accurate and accurately reflect, in all material respects, all transactions referred to in such Corporate Records.  There are no material transactions, agreements or other actions of the Company and its subsidiaries that are not properly approved or recorded in the Corporate Records.

(f)  Authorization of the Shares.   The Shares have been duly authorized for issuance and sale pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement, will be validly issued, fully paid and nonassessable, and the issuance and sale of the Shares is not subject to any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase the Shares.

(g)  No Applicable Registration or Other Similar Rights.  There are no persons with registration or other similar rights to have any equity or debt securities registered for sale under the Registration Statement or included in the offering contemplated by this Agreement.

(h)  No Material Adverse Change. Except as otherwise disclosed in the SEC Reports (as defined in Section 19 herein) or the Time of Sale Prospectus, subsequent to the respective dates as of which information is given in the SEC Reports or the Time of Sale Prospectus: (i)  there has been no material adverse change, or any development that could reasonably be expected to (A)  result, singly or in the aggregate, in a material adverse change in the condition, financial or otherwise, or in the results of  operations, assets, business or prospects of the Company and its subsidiaries taken as a whole, or (B) impair in any material respect the ability of the Company to perform its obligations under this Agreement or to consummate any transactions contemplated by this Agreement or the Prospectus, in each case whether or not arising from transactions in the ordinary course of business, of the Company and its subsidiaries, considered as one entity (any such change or impairment is called a “Material Adverse Change”); (ii) the Company and its subsidiaries, considered as one entity, have not incurred any material liability or obligation, indirect, direct or contingent, not in the ordinary course of business nor entered into any material transaction or agreement not in the ordinary course of business; and (iii) there has been no dividend or distribution of any kind declared, paid or made by the Company or, except for dividends or distributions declared, paid or made by the Company or other subsidiaries, to or among or between the Company or any of its subsidiaries on or with respect to any class of capital stock or repurchase or redemption by the Company or any of its subsidiaries of any class of capital stock or otherwise.  Neither the Company nor any of its subsidiaries has sustained, since the date of the latest audited financial statements included or incorporated by reference in the Registration Statement, Time of Sale Prospectus or the Prospectus, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Registration Statement, Time of Sale Prospectus or the Prospectus.

(i)  Independent Accountants.  As of the Applicable Time, Hein & Associates, who have expressed their opinion with respect to the financial statements (which term as used in this Agreement includes the related notes thereto) and supporting schedules filed with the Commission as a part of the  Registration Statement and included in the Prospectus, are independent public or certified public accountants as required by the Securities Act and the Exchange Act.

(j)  Preparation of the Financial Statements.  The financial statements incorporated by reference in the Registration Statement or any Time of Sale Prospectus or Prospectus (each, an “Applicable

Prospectus”) present fairly the consolidated financial position of the Company and its subsidiaries as of and at the dates indicated and the results of their operations and cash flows for the periods specified.  The supporting schedules included in the Registration Statement present fairly the information required to be stated therein.  Such financial statements and supporting schedules have been prepared in conformity with generally accepted accounting principles as applied in the United States applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto.  No other financial statements or supporting schedules are required under the Securities Act to be included in the Registration Statement or any Applicable Prospectus.

(k)  Company’s Accounting System.  The Company and each of its subsidiaries make and keep accurate books and records and maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles as applied in the United States and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Since December 31, 2010, there has not been and is no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and since December 31, 2010, there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(l)  Incorporation and Good Standing of the Company and its Subsidiaries.  Each of the Company and its subsidiaries has been duly incorporated or organized, as the case may be, and is validly existing as a corporation, partnership or limited liability company, as applicable, in good standing under the laws of the jurisdiction of its incorporation or organization except where the failure to do so would not reasonably be expected to cause a Material Adverse Change, and has the power and authority (corporate or other) to own, lease and operate its properties and to conduct its business as described in each Applicable Prospectus and, in the case of the Company, to enter into and perform its obligations under this Agreement.  Each of the Company and each subsidiary (for the purposes of this Agreement, “subsidiaries” shall mean the subsidiaries listed on Exhibit 21 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010, and “subsidiary” shall mean any one of them) is duly qualified as a foreign corporation, partnership or limited liability company, as applicable, to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business except where the failure to do so would not reasonably be expected to cause a Material Adverse Change.  All of the issued and outstanding capital stock or other equity or ownership interests of each subsidiary have been duly authorized and validly issued, are fully paid and nonassessable and are owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance or adverse claim.  The Company does not own or control, directly or indirectly, any corporation, association or other entity other than (i) the subsidiaries listed in Exhibit 21 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010, and (ii) such other entities omitted from Exhibit 21 which, when such omitted entities are considered in the aggregate as a single subsidiary, would not constitute a “significant subsidiary” within the meaning of Rule 1-02(w) of Regulation S-X.

(m)  Capitalization and Other Capital Stock Matters.  The authorized, issued and outstanding capital stock of the Company is as set forth in each Applicable Prospectus as of the dates referred to therein.  The Common Stock of the Company (including the Shares) conform in all material respects to the description thereof contained in the Time of Sale Prospectus.  All of the issued and outstanding common stock of the Company (including the Shares) have been duly authorized and validly issued, are fully paid and nonassessable and have been issued in compliance with federal and state securities laws.  None of the outstanding common stock of the Company (including the Shares) was issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company.  There are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company or any of its subsidiaries other than those accurately described in each Applicable Prospectus or the documents incorporated by reference therein.  The description of the Company’s stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, set forth in each Applicable Prospectus accurately and fairly presents the information required to be shown with respect to such plans, arrangements, options and rights.

(n)  Dividend Restrictions. Except as set forth on Schedule III, no subsidiary of the Company is prohibited or restricted, directly or indirectly, from paying dividends to the Company, or from making any other distribution with respect to such subsidiary’s equity securities or from repaying to the Company or any other subsidiary of the Company any amounts that may from time to time become due under any loans or advances to such subsidiary from the Company or from transferring any property or assets to the Company or to any other subsidiary.

(o)  Stock Exchange Listing; Exchange Act Registration; Shareholder Approval.  The Common Stock (including the Shares) is registered pursuant to Section 12(g) or 12(b) of the Exchange Act and are listed on the NYSE Arca, and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock (including the Shares) under the Exchange Act or delisting the Common Stock (including the Shares) from the NYSE Arca, and, except as disclosed in the SEC Reports, the Company has not received any notification that the Commission or the NYSE Arca is contemplating terminating such registration or listing.  Except as disclosed in the SEC Reports, the Company is in compliance with all applicable corporate governance requirements of the NYSE Arca that are currently in effect.  No approval of the shareholders of the Company under the rules and regulations of the NYSE Arca is required for the Company to issue and deliver the Shares pursuant to this Agreement.  No consent, approval, authorization or order of, or filing, notification or registration with, the NYSE ARCA is required for the listing and trading of the Shares on the NYSE ARCA, except for (i) a Notification Form: Listing of Additional Shares; and (ii) a Notification Form: Change in the Number of Shares Outstanding. Any certificate signed by or on behalf of the Company by an authorized representative and delivered to the Agent or to counsel for the Agent shall be deemed to be a representation and warranty by the Company to the Agent as to the matters covered thereby.

(p)  Non-Contravention of Existing Instruments; No Further Authorizations or Approvals Required.  Neither the Company nor any of its subsidiaries is (i) in violation of its charter or by-laws, partnership agreement or operating agreement or similar organizational document, as applicable, (ii) in default (or, with the giving of notice or lapse of time, would be in default) (“Default”) under any indenture, mortgage, loan or credit agreement, note, contract, franchise, lease or other instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound (including, without limitation, any credit agreement, indenture, pledge agreement, security agreement or other instrument or agreement evidencing, guaranteeing, securing or relating to indebtedness of the Company or any of its subsidiaries ), or to which any of the property or assets of the Company or any of its subsidiaries is subject (each, an “Existing Instrument”), or (iii) in violation in any respect of any statute, law, rule, regulation, ordinance, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or its subsidiaries, or any of their properties, as applicable, except with respect to clauses (ii) and (iii), for any violations, breaches or Defaults as would not, individually or in the aggregate, result in a Material Adverse Change.  The Company’s execution, delivery and performance of this Agreement, consummation of the transactions contemplated hereby and by each Applicable Prospectus and the issuance and sale of the Shares (i) have been duly authorized by all necessary corporate action and will not result in any violation of the provisions of the charter or by-laws, partnership agreement or operating agreement or similar organizational document of the Company or any subsidiary, as applicable, (ii) will not conflict with or constitute a breach of, or Default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, or require the consent of any other party to, any Existing Instrument and (iii) will not result in any violation of any law, administrative regulation or administrative or court decree applicable to the Company or any subsidiary.  No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency, is required for the Company’s execution, delivery and performance of this Agreement and consummation of the transactions contemplated hereby and by each Applicable Prospectus, except such as have been obtained or made by the Company and are in full force and effect under the Securities Act, applicable state securities or blue sky laws.

(q)  No Material Actions or Proceedings.  Except as disclosed in the SEC Reports, there are no legal or governmental actions, suits or proceedings pending or, to the best of the Company’s knowledge, threatened (i) against or affecting the Company or any of its subsidiaries, (ii) which have as the subject thereof any officer or director of, or property owned or leased by, the Company or any of its subsidiaries or (iii) relating to environmental or discrimination matters, where in any such case (A) there is a reasonable possibility that such action, suit or proceeding might be determined adversely to the Company, such subsidiary or such officer or director, or (B) any such action, suit or proceeding, if so determined adversely, would reasonably be expected to result in a Material Adverse Change or adversely affect the consummation of the transactions contemplated by this Agreement.  No material labor dispute with the employees of the Company or any of its subsidiaries exists or, to the best of the Company’s knowledge, is threatened or imminent.

(r)  Intellectual Property Rights.  The Company and each of its subsidiaries owns or possesses the right to use all patents, trademarks, trademark registrations, service marks, service mark registrations, trade names, copyrights, licenses, inventions, software, databases, know-how, Internet domain names, trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures, and other intellectual property (collectively, “Intellectual Property”) necessary to carry on their respective businesses as currently conducted, and as proposed to be conducted and described in the Registration Statement, Time of Sale Prospectus and the Prospectus, and the Company is not aware of any claim to the contrary or any challenge by any other person to the rights of the Company and its subsidiaries with respect to the foregoing except for those that could not have a Material Adverse Change.  The Intellectual Property licenses described in the Registration Statement, Time of Sale Prospectus and the Prospectus are valid, binding upon, and enforceable by or against the parties thereto in accordance with their terms.  The Company and each of its subsidiaries has complied in all material respects with, and is not in breach and, except as disclosed in the SEC Reports, has not received any asserted or threatened claim of breach of, any Intellectual Property license, and the Company has no knowledge of any breach or anticipated breach by any other person to any Intellectual Property license.  The Company’s and each of its subsidiaries’ businesses as now conducted and as proposed to be conducted do not and will not infringe or conflict with any patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses or other Intellectual Property or franchise right of any person.  Except as disclosed in the SEC Reports, neither the Company nor any of its subsidiaries has received notice of any claim against the Company or any of its subsidiaries alleging the infringement by the Company or any of its subsidiaries of any patent, trademark, service mark, trade name, copyright, trade secret, license in or other intellectual property right or franchise right of any person.  The Company and each of its subsidiaries has taken all reasonable steps to protect, maintain and safeguard its rights in all Intellectual Property, including the execution of appropriate nondisclosure and confidentiality agreements.  The consummation of the transactions contemplated by this Agreement will not result in the loss or impairment of or payment of any additional amounts with respect to, nor require the consent of any other person in respect of, the Company’s or any of its subsidiaries’ right to own, use, or hold for use any of the Intellectual Property as owned, used or held for use in the conduct of the businesses as currently conducted.  The Company and each of its subsidiaries have at all times complied with all applicable laws relating to privacy, data protection, and the collection and use of personal information collected, used, or held for use by the Company and any of its subsidiaries in the conduct of the Company’s and its subsidiaries businesses.

(s)  All Necessary Permits, etc. The Company and each of its subsidiaries possesses all licenses, certificates, authorizations and permits issued by, and have made all declarations and filings with, the appropriate local, state, federal or foreign regulatory agencies or bodies which are necessary or desirable for the ownership of their respective properties or the conduct of their respective businesses as described in the Registration Statement, Time of Sale Prospectus and the Prospectus or the documents incorporated by reference therein (collectively, the “Governmental Permits”), except where any failures to possess or make the same, singularly or in the aggregate, would not have a Material Adverse Change.  The Company and its subsidiaries are in compliance with all such Governmental Permits; all such Governmental Permits are valid and in full force and effect, except where the validity or failure to be in full force and effect would not, singularly or in the aggregate, have a Material Adverse Change.  All such Governmental Permits are free and clear of any restriction or condition that are in addition to, or materially different from those normally applicable to similar licenses, certificates, authorizations and permits. Neither the Company nor any subsidiary has received notification of any revocation or modification (or proceedings related thereto) of any such Governmental Permit and the Company has no reason to believe that any such Governmental Permit will not be renewed.

(t)  Title to Properties.  The Company and each of its subsidiaries has good and marketable title to all of the real and personal property and other assets reflected as owned in the financial statements referred to in Section 1(j) above (or elsewhere in any Applicable Prospectus), in each case free and clear of any security interests, mortgages, liens, encumbrances, equities, adverse claims and other defects, except such as do not materially and adversely affect the value of such property and do not materially interfere with the use made or proposed to be made of such property by the Company or such subsidiary.  The real property, improvements, equipment and personal property held under lease by the Company or any subsidiary are held under valid and enforceable leases, with such exceptions as are not material and do not materially interfere with the use made or proposed to be made of such real property, improvements, equipment or personal property by the Company or such subsidiary.

(u)  Tax Law Compliance.  Except for the Company’s tax return for 2009 for which it has received an extension and as otherwise disclosed in the SEC Reports, the Company and its subsidiaries have filed all necessary federal, state and foreign income and franchise tax returns and have paid all taxes required to be paid by any of them and, if due and payable, any related or similar assessment, fine or penalty levied against any of them.  The Company has made such charges, accruals and reserves in the applicable financial statements referred to in Section 1(j) above as are required by generally accepted accounting principles in the United States in respect of all federal, state and foreign income and franchise taxes for all periods as to which the tax liability of the Company or any of its subsidiaries has not been finally determined.

(v)  Company Not an “Investment Company.” The Company has been advised of the rules and requirements under the Investment Company Act of 1940, as amended (the “Investment Company Act”).  The Company is not, and will not be, either after receipt of payment for the Shares or after the application of the proceeds therefrom as described under “Use of Proceeds” in each Applicable Prospectus, an “investment company” within the meaning of Investment Company Act and will conduct its business in a manner so that it will not become subject to the Investment Company Act.

(w)  Insurance.  Each of the Company and its subsidiaries are insured by recognized, financially sound and reputable institutions with policies in such amounts and with such deductibles and covering such risks as are generally deemed adequate and customary for their businesses.  The Company has no reason to believe that it or any subsidiary will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not result in a Material Adverse Change.  Neither of the Company nor any subsidiary has been denied any insurance coverage which it has sought or for which it has applied.

(x)  No Price Stabilization or Manipulation; Compliance with Regulation M.  The Company has not taken, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of the Common Stock or any other “reference security” (as defined in Rule 100 of Regulation M under the 1934 Act (“Regulation M”)) whether to facilitate the sale or resale of the Shares or otherwise, and has taken no action which would directly or indirectly violate Regulation M.

(y)  Related Party Transactions.  There are no business relationships or related-party transactions involving the Company or any of its subsidiaries or any other person required under the Securities Act to be described in each Applicable Prospectus or the documents incorporated by reference therein, which have not been described as required.

(z)  Compliance with Laws.  The Company has not been advised, and has no reason to believe, that it and each of its subsidiaries are not conducting business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting business, except where failure to be so in compliance would not result in a Material Adverse Change.

(aa)  Exchange Act Compliance. The documents incorporated or deemed to be incorporated by reference in the Time of Sale Prospectus and the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Exchange Act, and, when read together with the other information in the Time of Sale Prospectus and Prospectus, at the time the Registration Statement and any amendments thereto become effective and on each such time the following representations and warranties are repeated or deemed to be made pursuant to this Agreement, as the case may be, after giving effect to the latest amendments or supplements to the Registration Statement, Time of Sale Prospectus or Prospectus, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(bb)  Sarbanes-Oxley Compliance. The Company is in compliance with all applicable provisions of the Sarbanes-Oxley Act of 2002 and all rules and regulations promulgated thereunder or implementing the provisions thereof (the “Sarbanes-Oxley Act”) that are currently in effect.

(cc)  FINRA Matters.  All of the information provided to the Agent or to counsel for the Agent by the Company in connection with letters, filings or other supplemental information provided to FINRA pursuant to FINRA’s Rule 5110, 5190 or 5121 is true, complete and correct.

(dd)  Statistical and Market-Related Data.   The statistical, demographic and market-related data included in the Registration Statement and each Applicable Prospectus are based on or derived from sources that the Company believes to be reliable and accurate or represent the Company’s good faith estimates that are made on the basis of data derived from such sources.

(ee)  Disclosure Controls and Procedures; Deficiencies in or Changes to Internal Control Over Financial Reporting. The Company has established and maintains disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)), which (i) are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company’s principal executive officer and its principal financial officer by others within those entities, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared; (ii) have been evaluated by management of the Company for effectiveness as of the end of the Company’s most recent fiscal quarter; and (iii) are effective in all material respects to perform the functions for which they were established.  The Company is not aware of (i) any significant deficiencies or material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting.  The Company is not aware of any change in its internal control over financial reporting that has occurred during its most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(ff)  Compliance with Environmental Laws.  Except as described in each Applicable Prospectus and except as would not, singly or in the aggregate, result in a Material Adverse Change, (i) neither the Company nor any of its subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”), (ii) the Company and its subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (iii) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its subsidiaries and (iv) there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its subsidiaries relating to Hazardous Materials or any Environmental Laws.

(gg)  Periodic Review of Costs of Environmental Compliance.  In the ordinary course of its business, the Company conducts a periodic review of the effect of Environmental Laws on the business, operations and properties of the Company and its subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties).  On the basis of such review and the amount of its established reserves, the Company has reasonably concluded that such associated costs and liabilities would not, individually or in the aggregate, result in a Material Adverse Change.

(hh)  ERISA Compliance.  The Company and its subsidiaries and any “employee benefit plan” (as defined under the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, “ERISA”)) established or maintained by the Company, its subsidiaries or their “ERISA Affiliates” (as defined below) are in compliance with

ERISA, except for such non-compliance as would not be reasonably expected to cause a Material Adverse Change.  “ERISA Affiliate” means, with respect to the Company or a subsidiary, any member of any group of organizations described in Sections 414(b),(c),(m) or (o) of the Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (the “Code”) of which the Company or such subsidiary is a member.  No “reportable event” (as defined under ERISA) has occurred or is reasonably expected to occur with respect to any “employee benefit plan” established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates.  No “employee benefit plan” established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates, if such “employee benefit plan” were terminated, would have any “amount of unfunded benefit liabilities” (as defined under ERISA).  Neither the Company, its subsidiaries nor any of their ERISA Affiliates has incurred or reasonably expects to incur any liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “employee benefit plan” or (ii) Sections 412, 4971, 4975 or 4980B of the Code.  Each “employee benefit plan” established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or failure to act, which would cause the loss of such qualification.

(ii)  Brokers.  Except for the Placement Fee (as defined in Section 3) payable to the Agent as described in the Time of Sale Prospectus and the Prospectus, there is no broker, finder or other party that is entitled to receive from the Company any brokerage or finder’s fee or other fee or commission as a result of any transactions contemplated by this Agreement.

(jj)  Foreign Corrupt Practices Act.  Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee, affiliate or other person acting on behalf of the Company or any of its subsidiaries is aware of or has taken any action, directly or indirectly, that has resulted or would result in a violation of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA; and the Company and its subsidiaries and, to the knowledge of the Company, the Company’s affiliates have conducted their respective businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(kk)  Money Laundering Laws.  The operations of the Company and its subsidiaries are, and have been conducted at all times, in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the USA PATRIOT Act, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar applicable rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

(ll)  OFAC. Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee, affiliate or person acting on behalf of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of this offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(mm)  No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in either the Registration Statement, Time of Sale Prospectus or the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(nn)  Neither the Company nor its subsidiaries are subject to regulation as a “public utility”, “public service company”, “holding company” or similar designation by any governmental or regulatory authority, including under the Federal Power Act, as amended or any applicable state utility laws; and the Company and its subsidiaries are not required to file with any applicable state or local commissions, governmental authorities or regulatory bodies that regulate utilities any forms, statements, reports, registrations or documents required to be filed by the Company or its subsidiaries under such applicable state or local laws to which the Company or its subsidiaries are subject.

Any officers’ certificate delivered by the Company pursuant to Section 7(f)(ii) shall be deemed a representation and warranty by the Company to the Agent as to the matters covered thereby.

The Company acknowledges that the Agent and, for purposes of the opinions to be delivered pursuant to Section 7 hereof, counsel to the Company and counsel to the Agent, will rely upon the accuracy and truthfulness of the foregoing representations and hereby consents to such reliance.

Section 2.  Sale and Delivery of the Shares.

On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company and the Agent agree that the Company may from time to time seek to sell Shares through the Agent, acting as sales agent as follows:

(a)  The Company has authorized and hereby acknowledges that the Agent shall act as its exclusive agent in connection with the offers for the purchase of all or part of the Shares from the Company from time to time in connection with the proposed Offering.  The Agent may utilize the expertise of Lazard Frères & Co. LLC in connection with the Agent’s activities.

(b)  The Company may submit its orders to the Agent by telecopy or email (or other method mutually agreed upon by the parties) (including any price, time or size limits or other customary parameters or conditions) (a “Sales Notice”) to sell Shares on any Trading Day (as defined herein) which order shall be confirmed by the Agent (and accepted by the Company) by electronic mail using a form substantially similar to that attached hereto as Exhibit A. As used herein, “Trading Day” shall mean any trading day on the NYSE Arca, other than a day on which the NYSE Arca is scheduled to close prior to its regular weekday closing time.  Each Sales Notice shall be effective until (i) the Shares specified in such Sales Notice have been sold, (ii) the Company suspends or terminates such Sales Notice or (iii) this Agreement terminates for any reason.

(c)  Subject to the terms and conditions hereof, the Agent shall use its commercially reasonable efforts consistent with its normal trading and sales practices to execute any Company order to sell Shares submitted to it hereunder and with respect to which the Agent has agreed to act as sales agent. The Agent may sell Shares by any method permitted by law deemed to be an “at-the-market” offering as defined in Rule 415 of the Securities Act, including, without limitation, sales made directly on the NYSE Arca, on any other existing trading market for the Shares or to or through a market maker.  The Company acknowledges and agrees that (i) there can be no assurance that the Agent will be successful in selling the Shares, (ii) the Agent will incur no liability or obligation to the Company or any other person or entity if it does not sell Shares for any reason except as a result of an act or failure to act undertaken or omitted to be taken by the Agent through its gross negligence or willful misconduct, and (iii) the Agent shall be under no obligation to purchase Shares on a principal basis pursuant to this Agreement.

(d)  The Company shall not authorize the issuance and sale of, and the Agent shall not sell, any Share at a price lower than the minimum price therefor designated by the Company pursuant to Section 2(b) above and in the applicable Sales Notice. In addition, the Company or the Agent may, upon notice to the other party hereto by telephone (confirmed promptly by email or facsimile), suspend an offering of the Shares pursuant to this Agreement; provided, however, that such suspension or termination shall not affect or impair the parties’ respective obligations with respect to the Shares sold hereunder prior to the receipt of such notice.

(e)  The Agent shall provide written confirmation (which may be by facsimile or email) to the Company following the close of trading on the NYSE Arca each day in which Shares are sold under this Agreement setting forth (i) the amount of Shares sold on such day, (ii) the gross offering proceeds received from such sale and (iii) the commission payable by the Company to the Agent with respect to such sales.

(f)  At each Time of Sale, Settlement Date and Representation Date (as defined below), the Company shall be deemed to have affirmed each representation and warranty contained in this Agreement. Any obligation of the Agent to use its commercially reasonable efforts to sell the Shares on behalf of the Company as sales agent shall be subject to the continuing accuracy of the representations and warranties of the Company herein, to the performance by the Company of its obligations hereunder and to the continuing satisfaction of the additional conditions specified in Section 7 of this Agreement.

(g)  Notwithstanding any other provision of this Agreement, the Company and the Agent agree that no sales of Shares shall take place, the Company shall not request the sales of any Shares that would be sold and the Agent shall not be obligated to sell or offer to sell, during any period in which the Company’s insider trading policy, a copy of which is attached hereto as Exhibit C, as it exists on the date of this Agreement and including any amendments or supplements made thereto from time to time, copies of which shall be provided to the Agent, regardless of whether still in effect, would prohibit the purchase or sale of common stock of the Company by persons subject to such policy, or during any other period in which the Company is in possession of material non-public information.

Section 3.  Fees.

The fee payable to the Agent for sales of the Shares with respect to which the Agent acts as sales agent hereunder shall be equal to 4.0% of the gross offering proceeds of such Shares (the “Placement Fee”) and deducted from the gross proceeds of any sales of such Shares prior to payment to the Company of the net proceeds from the sale of such Shares.

Section 4.  Payment, Delivery and Other Obligations.

Settlement for sales of the Shares pursuant to this Agreement will occur on the third Trading Day (or such earlier day as is industry practice for regular-way trading) following the date on which such sales are made (each such day, a “Settlement Date”).  On or prior to each Settlement Date, the Shares sold through the Agent for settlement on such date shall be issued and delivered by the Company to an account designated by the Agent at The Depository Trust Company or by such other means of delivery as may be mutually agreed upon by the parties thereto. On or prior to each Settlement Date, the Agent will deliver the net proceeds from the sale of such Shares to an account designated by the Company.  Settlement for all such Shares shall be effected by free delivery of the Shares by the Company or its transfer agent to the Agent’s account or its designee’s account (provided that the Agent shall have given the Company written notice of such designee prior to the Settlement Date) at The Depository Trust Company or by such other means of delivery as may be mutually agreed upon by the parties hereto, which in all cases shall be freely tradable, transferable, registered shares in good deliverable form, in return for payment in same day funds delivered to the account designated by the Company.  If the Company, or its transfer agent (if applicable), shall default on its obligation to deliver the Shares on any Settlement Date, the Company shall (i) hold the Agent harmless against any loss, claim, damage, or expense (including reasonable legal fees and expenses), as incurred, arising out of or in connection with such default by the Company and (ii) pay the Agent any commission, discount or other compensation to which it would otherwise be entitled absent such default.

Section 5.  Additional Covenants.  The Company further covenants and agrees with the Agent as follows:

(a)  Delivery of Registration Statement, Time of Sale Prospectus and Prospectus.  The Company shall furnish to you, without charge, copies of the Registration Statement, any amendments thereto and shall furnish to you in New York City, without charge, (i) prior to 10:00 a.m. New York City time on the business day next succeeding the date of this Agreement and (ii) as soon as practicable during the period mentioned in Section 5(g) or 5(h) below, as many copies of the Time of Sale Prospectus, the Prospectus and any supplements and amendments thereto or to the Registration Statement as you may reasonably request; provided, that the Company shall not be required to furnish any document incorporated into the Prospectus or the Time of Sale Prospectus to the extent such document is available on EDGAR.  In case the Agent is required to deliver, under the Securities Act (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule), a prospectus relating to the Shares after the nine-month period referred to in Section 10(a)(3) of the Securities Act, or after the time a post-effective amendment to the Registration Statement is required pursuant to Item 512(a) of Regulation S-K under the Securities Act, upon the request of the Agent, and at its own expense, the Company shall prepare and deliver to the Agent as many copies as the Agent may reasonably request of an amended Registration Statement or amended or supplemented prospectus complying with Item 512(a) of Regulation S-K or Section 10(a)(3) of the Securities Act, as the case may be; provided, that the Company shall not be required to furnish any document incorporated into Registration Statement, the Prospectus or the Time of Sale Prospectus to the extent such document is available on EDGAR.

(b)  Agent’s Review of Proposed Amendments and Supplements.  Prior to amending or supplementing the Registration Statement, the Time of Sale Prospectus or the Prospectus (other than any amendment or supplement through incorporation by reference of any report filed under the Exchange Act), the Company shall furnish to the Agent for review, a reasonable amount of time prior to the proposed time of filing or use thereof, a copy of each such proposed amendment or supplement, and will file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus required to be filed pursuant to such Rule.  If the Agent objects thereto, the Agent may cease making sales of Shares pursuant to this Agreement.

(c)  Free Writing Prospectuses.  The Company shall furnish to the Agent for review, a reasonable amount of time prior to the proposed time of filing or use thereof, a copy of each proposed free writing prospectus or any amendment or supplement thereto to be prepared by or on behalf of, used by, or referred to by the Company and the Company shall not file, use or refer to any proposed free writing prospectus or any amendment or supplement thereto without the Agent’s consent, such consent not to be unreasonably withheld or delayed.  The Company shall furnish to the Agent, without charge, as many copies of any free writing prospectus prepared by or on behalf of, or used by the Company, as the Agent may reasonably request.  If at any time when a prospectus is required by the Securities Act (including, without limitation, pursuant to Rule 173(d)) to be delivered in connection with sales of the Shares (but in any event if at any time during the Delivery Period) there occurred or occurs an event or development as a result of which any free writing prospectus prepared by or on behalf of, used by, or referred to by the Company conflicted or would conflict with the information contained in the Registration Statement or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Company shall promptly amend or supplement such free writing prospectus to eliminate or correct such conflict or so that the statements in such free writing prospectus as so amended or supplemented will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at such subsequent time, not misleading, as the case may be; provided, however, that prior to amending or supplementing any such free writing prospectus, the Company shall furnish to the Agent for review, a reasonable amount of time prior to the proposed time of filing or use thereof, a copy of such proposed amended or supplemented free writing prospectus.  If the Agent objects thereto, the Agent may cease making sales of Shares pursuant to this Agreement.

(d)  Filing of Agent Free Writing Prospectuses.  The Company shall not take any action that would result in the Agent or the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of the Agent that the Agent otherwise would not have been required to file thereunder.

(e)  Amendments and Supplements to Time of Sale Prospectus.  If the Time of Sale Prospectus is being used to solicit offers to buy the Shares at a time when the Prospectus is not yet available to prospective purchasers and any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Time of Sale Prospectus so that the Time of Sale Prospectus does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances when delivered to a prospective purchaser, not misleading, or if any event shall occur or condition exist as a result of which the Time of Sale Prospectus conflicts in any material respect with the information contained in the Registration Statement, or if, in the opinion of counsel for the Agent, it is necessary to amend or supplement the Time of Sale Prospectus to comply with applicable law, including the Securities Act, the Company shall (subject to Sections 5(c) and 5(d)) forthwith prepare, file with the Commission and furnish, at its own expense, to the Agent and to any dealer upon request, either amendments or supplements to the Time of Sale Prospectus so that the statements in the Time of Sale Prospectus as so amended or supplemented will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances when delivered to a prospective purchaser, not misleading or so that the Time of Sale Prospectus, as amended or supplemented, will no longer conflict in any material respect with the Registration Statement, or so that the Time of Sale Prospectus, as amended or supplemented, will comply with applicable law including the Securities Act (provided that the only remedy the Agent shall have with respect to the failure by the Company to make any such filing, other than as set forth in Section 11 hereof, shall be to cease making sales of Shares pursuant to this Agreement).  Until such time as the Company makes the relevant filing described above, the Agent may cease making sales of Shares pursuant to this Agreement.

(f)  Securities Act Compliance. After the date of this Agreement and during the Delivery Period, the Company shall promptly advise the Agent in writing (i) of the receipt of any comments of, or requests for additional or supplemental information from, the Commission, (ii) of the time and date of any filing of any post-effective amendment to the Registration Statement or any amendment or supplement to the Time of Sale Prospectus, any free writing prospectus or the Prospectus, (iii) of the time and date that any post-effective amendment to the Registration Statement becomes effective and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or any amendment or supplement to the Time of Sale Prospectus or the Prospectus or of any order preventing or suspending the use of the Time of Sale Prospectus, any free writing prospectus or the Prospectus, or of any proceedings to remove, suspend or terminate from listing or quotation the Shares from any securities exchange upon which they are listed for trading or included or designated for quotation, or of the threatening or initiation of any proceedings for any of such purposes.  Until such time as any stop order is lifted, the Agent may cease making Sales under this Agreement.  Additionally, the Company agrees that it shall comply with the provisions of Rule 424(b), Rule 433 and Rule 430A, as applicable, under the Securities Act and will use its reasonable efforts to confirm that any filings made by the Company under such Rule 424(b) or Rule 433 were received in a timely manner by the Commission.

(g)  Amendments and Supplements to the Prospectus and Other Securities Act Matters.  If any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus so that the Prospectus, as then amended or supplemented, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if in the opinion of the Agent or counsel for the Agent it is otherwise necessary to amend or supplement the Prospectus to comply with applicable law, including the Securities Act, the Company agrees (subject to Section 5(b) and 5(c)) to promptly prepare, file with the Commission and furnish at its own expense to the Agent and to dealers, amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with applicable law including the Securities Act (provided that the only remedy the Agent shall have with respect to the failure by the Company to make any such filing, other than as set forth in Section 9 hereof, shall be to cease making sales of Shares pursuant to this Agreement).  Neither the Agent’s consent to, nor delivery of, any such amendment or supplement shall constitute a waiver of any of the Company’s obligations under Sections 5(b) or 5(c). In addition, the Company agrees to file on or before their respective due dates all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for the duration of the Delivery Period.  For the duration of the Delivery Period, the Company agrees (i) to include in its quarterly reports on Form 10-Q, and its annual reports on 10-K, a summary detailing, for the relevant reporting period, (1) the number of Shares sold through the Agent pursuant to this Agreement, (2) the net proceeds received by the Company from such sales and (3) the compensation paid by the Company to the Agent with respect to such sales or alternatively, (ii) to prepare a prospectus supplement or in such other filing permitted by the Securities Act or Exchange Act (each an “Interim Prospectus Supplement”) with such summary information and, at least once a quarter and subject this Section 5, file such Interim Prospectus Supplement pursuant to Rule 424(b) under the Securities Act (and within the time periods required by Rule 424(b) and Rules 430A, 430B or 430C under the Securities Act)).

(h)  Blue Sky Compliance.  The Company shall cooperate with the Agent and counsel for the Agent to qualify or register the Shares for sale under (or obtain exemptions from the application of) the state securities or blue sky laws or the provincial securities laws of Canada of those jurisdictions designated by the Agent, shall comply with such laws and shall continue such qualifications, registrations and exemptions in effect so long as required for the distribution of the Shares, provided that in the opinion of the Agent’s counsel, such qualification or registration is required for the issuance, sale and delivery of the Shares.  The Company shall not be required to qualify as a foreign corporation or to take any action that would subject it to general service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign corporation.  The Company will advise the Agent promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Shares for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose.

(i)  Use of Proceeds.  The Company shall apply the net proceeds from the sale of the Shares sold by it in the manner described under the caption “Use of Proceeds” in each Applicable Prospectus.

(j)  Transfer Agent.  The Company shall engage and maintain, at its expense, a registrar and transfer agent for the Shares.

(k)  Earning Statement.  As soon as practicable, but in any event no later than fifteen months after the date of this Agreement, the Company will make generally available to its security holders and to the Agent an earning statement (which need not be audited) covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the date of this Agreement which shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.  Agent acknowledges and agrees that the Company’s normal periodic filings pursuant to the Securities Exchange Act of 1934 will satisfy this obligation.

(l)  Periodic Reporting Obligations.  The Company shall file, on a timely basis, with the Commission and the NYSE Arca all reports and documents required to be filed under the Exchange Act.

(m)  Exchange Act Compliance.  During the Delivery Period, the Company shall file all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act in the manner and within the time periods required by the Exchange Act.

(n)  Listing.  The Company will use its commercially reasonable best efforts to maintain the listing of the Shares on the NYSE Arca during the term of this Agreement.

(o)  Company to Provide Copy of the Prospectus in Form That May be Downloaded from the Internet.  The Company shall cause to be prepared and delivered, at its expense, on or before the date of the initial Sales Notice under this Agreement, to the Agent an “electronic Prospectus” to be used by the Agent in connection with the offering and sale of the Shares.  As used herein, the term “electronic Prospectus” means a form of Time of Sale Prospectus, and any amendment or supplement thereto (excluding any documents incorporated by reference therein), that meets each of the following conditions: (i) it shall be encoded in an electronic format, satisfactory to the Agent, that may be transmitted electronically by the Agent to offerees and purchasers of the Shares; and (ii) it shall disclose the same information as the paper Time of Sale Prospectus, except to the extent that graphic and image material cannot be disseminated electronically, in which case such graphic and image material shall be replaced in the electronic Prospectus with a fair and accurate narrative description or tabular representation of such material, as appropriate.  The Company hereby confirms that it has included or will include in the Prospectus filed pursuant to EDGAR or otherwise with the Commission an undertaking that, upon receipt of a request by an investor or his or her representative, the Company shall transmit or cause to be transmitted promptly, without charge, a paper copy of the Time of Sale Prospectus.

(p)  Agreement Not to Offer or Sell Additional Shares. During the period commencing on the date of this Agreement and ending on and including the earlier to occur of (i) the sale of all Shares being offered pursuant to this Agreement and (ii) the termination of this Agreement (as the same may be extended as described below, the “Lock-up Period”), the Company will not, without the prior written consent of the Agent, directly or indirectly offer, sell, assign, transfer, pledge, contract to sell, or otherwise dispose of, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, other than (i) the Company’s sale of the Shares hereunder and (ii) the issuance of Common Stock or options to acquire Common Stock pursuant to the Company’s employee benefit plans, qualified stock option plans or other employee compensation plans as such plans are in existence on the date hereof and described in the Prospectus and the issuance of Common Stock pursuant to the valid exercises of options, warrants or rights outstanding on the date hereof.  The Company also agrees that during such period (other than for the sale of the Shares hereunder), the Company will not file any registration statement, preliminary prospectus or prospectus, or any amendment or supplement thereto, under the Securities Act for any such transaction or which registers, or offers for sale, Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, except for a registration statement on Form S-8 relating to employee benefit plans.  The Company hereby agrees that (i) if it issues an earnings release or material news, or if a material event relating to the Company occurs, during the last seventeen (17) days of the Lock-Up Period, or (ii) if prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the sixteen (16)-day period beginning on the last day of the Lock-Up Period, the restrictions imposed by this paragraph (p)   or the letter shall continue to apply until the expiration of the eighteen (18)-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

(q)  Investment Limitation.  The Company shall not invest, or otherwise use the proceeds received by the Company from its sale of the Shares in such a manner as would require the Company or any of its subsidiaries to register as an investment company under the Investment Company Act.

(r)  No Stabilization or Manipulation; Compliance with Regulation M.  The Company will not take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of the Common Stock or any other reference security, whether to facilitate the sale or resale of the Shares or otherwise, and the Company will, and shall cause each of its affiliates to, comply with all applicable provisions of Regulation M.  If the limitations of Rule 102 of Regulation M (“Rule 102”) do not apply with respect to the Shares or any other reference security pursuant to any exception set forth in Section (d) of Rule 102, then promptly upon notice from the Agent (or, if later, at the time stated in the notice), the Company will, and shall cause each of its affiliates to, comply with Rule 102 as though such exception were not available but the other provisions of Rule 102 (as interpreted by the Commission) did apply.

(s)  Officers’ Certificate. On the date the Company first files the Prospectus Supplement relating to the offer and sale of the Shares pursuant to this Agreement (the “Commencement Date”), and on (i) each date that the Registration Statement or the Prospectus is amended or supplemented (other than (1) in connection with the filing of a prospectus supplement that contains solely the information required by the last sentence of Section 5(h), (2) in connection with the filing of any report or other document under Section 13, 14 or 15(d) of the Exchange Act or (3) by a prospectus supplement relating solely to the offering of Shelf Securities other than the Shares); (ii) each date the Company files an annual report on Form 10-K under the Exchange Act; (iii) each date that the Company files its quarterly reports on Form 10-Q under the Exchange Act; or (iv) if the Agent shall reasonably request, promptly after the Company files a Current Report on Form 8-K, (such Commencement Date and each such date referred to in (i) and (ii) above, a “Representation Date”), to furnish or cause to be furnished to the Agent forthwith a certificate dated and delivered as of such date, in form reasonably satisfactory to the Agent, to the effect that the statements contained in the certificate referred to in Section 7(f) of this Agreement are true and correct as of such Representation Date, as though made at and as of such time modified as necessary to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such certificate.

(t)  Opinions of Company Counsel.  On each Representation Date, the Company shall cause to be furnished to the Agent, dated as of such date, in form and substance satisfactory to the Agent, (i) the written opinion and negative assurance statement of Moye White LLP, counsel for the Company, and (ii) the written opinion of William G. Laughlin, General Counsel of the Company, in each case modified as necessary to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such opinions.

(u)  Opinion of Counsel for the Agent.  On the initial Representation Date, and on such other dates as may be reasonably requested by Agent, Proskauer Rose LLP, counsel to the Agent, shall furnish to the Agent a written opinion and negative assurance statement, dated as of such date in form and substance reasonably satisfactory to the Agent.

With respect to Sections 5(t) and this Section 5(u), in lieu of delivering such an opinion for dates subsequent to the Commencement Date such counsel may furnish the Agent with a letter (a “Reliance Letter”) to the effect that the Agent may rely on a prior opinion delivered under Section 5(t) or this Section 5(u), as the case may be, to the same extent as if it were dated the date of such letter (except that statements in such prior opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended or supplemented as of such subsequent date).

(v)  Accountants’ Comfort Letter.  On the Commencement Date and within five business days after (i)  the Company files an annual report on Form 10-K or quarterly report on Form 10-Q and (ii) on such other dates as may be reasonably requested by the Agent (which request pursuant to this clause (ii) shall not be made more than once per calendar quarter), Hein & Associates, independent public accountants of the Company, shall deliver to the Agent the comfort letter(s) as described in Section 7(a).

(w)  Due Diligence. The Company shall comply, and instruct the Company’s counsel, advisors and independent public accountants to comply, with the Due Diligence Protocol attached hereto on Schedule II and any other due diligence review or call reasonably requested by the Agent; provided that neither the Company nor the Company’s advisors, counsel or independent public accountants shall be required to so comply to the extent that such compliance could reasonably be expected to violate any confidentiality agreement or impair or waive any legal privilege of the Company (provided that the only remedy the Agent shall have with respect to the failure by the Company to comply with the provisions of this Section 5(w), other than as set forth in Section 9 hereof, shall be to cease making sales of Shares pursuant to this Agreement).

(x)   Reservation of Stock. The Company shall reserve and keep available at all times, free of preemptive rights, Shares for the purpose of enabling the Company to satisfy its obligations hereunder.

(y)   Agent’s Trading in the Common Stock. The Company consents to the Agent trading in the Common Stock for the Agent’s own account and for the account of its clients at the same time as sales of the Shares occur pursuant to this Agreement.

(z)  Affirmation of Representations and Warranties.  The Company agrees that each acceptance by the Company of an order confirmation in accordance with Section 2(b) hereunder shall be deemed to be an affirmation to the Agent that the representations and warranties of the Company contained in or made pursuant to this Agreement are true and correct as of the date of such acceptance as though made at and as of such date, and an undertaking that such representations and warranties will be true and correct as of the Time of Sale and the Settlement Date for the Shares relating to such acceptance as though made at and as of each of such dates, except as disclosed in writing by the Company at such time and that such representations and warranties shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented relating to such Shares.

(aa)  Board Approval of Sales of Shares.  Prior to instructing the Agent pursuant to Section 2 hereof to make sales on any given day (or as otherwise agreed between the Company and the Agent), the Company’s supervisory board of directors (the “Board”) or an authorized subcommittee of the Board, or such other person or persons authorized by the Board or any such subcommittee with respect to any given day (i) shall have approved the minimum price and maximum number of Shares to be sold on such day or for such sales period and (ii) shall have provided to the Company a written authorizing resolution with respect to such Sales Notice.  The Sales Notice provided to the Agent by the Company, pursuant to Section 2, on such day shall reflect the terms of such authorizing resolution.

Section 6.  Payment of Expenses.   The Company agrees to pay, or promptly reimburse if paid by the Agent:  (a) the costs incident to the authorization, issuance, sale, preparation and delivery of the Shares and any taxes payable in that connection; (b) the costs incident to the registration of the Shares under the Securities Act; (c) the costs incident to the preparation, printing and distribution of the Registration Statement, the Base Prospectus, any Free Writing Prospectus, the Time of Sale Prospectus, the Prospectus, any amendments, supplements and exhibits thereto or any document incorporated by reference therein and the costs of printing, reproducing and distributing any transaction document by mail or other means of communications; (d) the fees and expenses (including related fees and expenses of counsel for the Agent) incurred in connection with securing any required review by FINRA of the terms of the sale of the Shares and any filings made with FINRA; (e) any applicable listing, quotation or other fees; (f) the fees and expenses (including related fees and expenses of counsel to the Agent) of qualifying the Shares under the securities laws of the several jurisdictions as provided in Section 5(h) and of preparing, printing and distributing wrappers, “Blue Sky Memoranda” and “Legal Investment Surveys”; (g) the cost of preparing and printing stock certificates, if any; (h) all fees and expenses of the registrar and transfer agent of the Shares; (i) the fees, disbursements and expenses of counsel to the Agent, not to exceed $125,000 (payable upon the execution and delivery of this Agreement); and (j) all other costs and expenses incident to the Offering or the performance of the obligations of the Company under this Agreement and in connection with the transactions contemplated hereby (including, without limitation, the fees and expenses of the Company’s counsel and the Company’s independent accountants and other expenses incurred by Company’s and Agent’s personnel including, without limitation, any expenses advanced by the Agent on the Company’s behalf (which expenses set forth in this Section 6 will be promptly reimbursed no later than the next Settlement Date from the gross Offering proceeds).

Section 7.   Conditions of the Obligations of the Agent.  The obligations of the Agent (including with respect to any Settlement Date) are subject to the following conditions:

(a)  Accountants’ Comfort Letter.  On each date specified in Section 5(v), the Agent shall have received from Hein & Associates, independent public or certified public accountants for the Company (A) a letter dated as of such date addressed to the Agent, in form and substance satisfactory to the Agent, confirming that they are independent public or certified public accountants as required by the Securities Act and the Exchange Act and in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X, (B) containing, as of such date, the statements and information of the type ordinarily included in accountant’s “comfort letters” to underwriters, delivered according to Statement of Auditing Standards No. 72 (or any successor bulletin), with respect to the audited and unaudited financial statements and certain financial information contained in the Registration Statement, the Time of Sale Prospectus, the Prospectus and each free writing prospectus, if any (the first such letter, the “Initial Comfort Letter”) and (C) updating the Initial Comfort Letter with any information that would have been included in the Initial Comfort Letter had it been given on such date and modified as necessary to relate to the Registration Statement, the Time of Sale Prospectus, the Prospectus and each free writing prospectus, if any, as amended and supplemented to the date of such letter.

(b)  Compliance with Registration Requirements; No Stop Order; No Objection from FINRA.  For the period from and after effectiveness of this Agreement and prior to each Representation Date:

(i)           the Company shall have filed the Prospectus with the Commission (including the information previously omitted from the Registration Statement pursuant to Rule 430B under the Securities Act) in the manner and within the time period required by Rule 424(b) under the Securities Act, as well as (a) any amendments and/or supplements to the Prospectus in compliance with Section 5 of this Agreement and (b) all requests for additional information on the part of the Commission (to be included or incorporated by reference in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the reasonable satisfaction of the Agent;

(ii)           no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment to the Registration Statement, shall be in effect and no proceedings for such purpose shall have been instituted or threatened by the Commission; and

(iii)           FINRA shall have raised no objection to the fairness and reasonableness of the sales agency terms and arrangements.

(c)  No Material Adverse Change.  Since the later of (i) the date of this Agreement and (ii) the immediately preceding Representation Date, in the judgment of the Agent there shall not have occurred any Material Adverse Change.

(d)  Opinions of Counsel for the Company.  On each Representation Date, and on such other dates as may be reasonably requested by Agent, the Agent shall have received (i) the opinion and negative assurance statement of Moye White LLP, counsel for the Company, and (ii) the written opinion of William G. Laughlin, General Counsel of the Company, in each case dated as of such date, which the form of Moye White’s opinion is attached as Exhibit B.

(e)  Opinion of Counsel for the Agent.  On the initial Representation Date, and on such other dates as may be reasonably requested by Agent, the Agent shall have received the opinion of Proskauer Rose LLP, counsel for the Agent, in form and substance satisfactory to the Agent, dated as of such date.

(f)  Officers’ Certificate.  On each date specified in Section 5(s), the Agent shall have received a written certificate executed by the Chief Executive Officer of the Company and the Chief Financial Officer of the Company, dated as of such date, to the effect set forth in subsections (b)(ii) and (c)(2) of this Section 7, and further to the effect that:

(i)           for the period from and including the date of this Agreement through and including such date, there has not occurred any Material Adverse Change;

(ii)           the representations, warranties and covenants of the Company set forth in Section 1 of this Agreement are true and correct with the same force and effect as though expressly made on and as of such date;

(iii)           the Company has complied with all of its agreements hereunder and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to such date;

(iv)           as of such date and as of each Time of Sale, if any, subsequent to the immediately preceding Representation Date, the Registration Statement did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and

(v)           as of such date and as of each Time of Sale, if any, subsequent to the immediately preceding Representation Date, the Time of Sale Prospectus and the Prospectus did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that no such certificate shall apply to any statements or omission made in reliance upon and in conformity with information furnished in writing to the Company by the Agent specifically for use in the Time of Sale Prospectus and the Prospectus.

(g)  SEC Filings.  All filings with the Commission required by Rule 424 under the Securities Act to have been filed by each Time of Sale or related Settlement Date shall have been made within the applicable time period prescribed for such filing by Rule 424 (without reliance on Rule 424(b)(8)).

(h)  Listing.  The Shares shall have been approved for listing on the NYSE Arca, subject only to a notice of issuance at or prior to the applicable Settlement Date.

(i)  Regulation M.  The common stock of the Company shall be an “actively-traded security” excepted from the requirements of Rule 101 of Regulation M by subsection (c)(1) of such rule.

(j)  Since the date of the latest audited financial statements included or incorporated by reference in the Time or Sale Prospectus or Prospectus as of the date hereof, (i) neither the Company nor any of its subsidiaries shall have sustained any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth in the Registration Statement, Time of Sale Prospectus or Prospectus, and (ii) there shall not have been any change in the capital stock or short-term or long-term debt of the Company or any of its subsidiaries, the effect of which, in any such case described in clause (i) or (ii) of this paragraph (j)  , is, in the judgment of the Agent, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or delivery of the Shares on the terms and in the manner contemplated in this Agreement and the Prospectus.

(k)  No action shall have been taken and no law, statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would prevent the issuance or sale of the Shares or materially and adversely affect or potentially materially and adversely affect the business or operations of the Company or its subsidiaries and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued which would prevent the issuance or sale of the Shares or materially and adversely affect or potentially materially and adversely affect the business or operations of the Company or its subsidiaries.

(l)  No Suspension of Trading In or Delisting of Common Stock; Other Events.  Subsequent to each of the execution and delivery of this Agreement and immediately preceding and on each Representation Date or Settlement Date, there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange, NYSE Arca or the American Stock Exchange or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or materially limited, or minimum or maximum prices or maximum range for prices shall have been established on any such exchange or such market by the Commission, by such exchange or market or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or state authorities or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States, (iii) the United States shall have become engaged in hostilities, or the subject of an act of terrorism, or there shall have been an outbreak of or escalation in hostilities involving the United States, or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of the Agent, impracticable or inadvisable to proceed with the sale or delivery of the Shares on the terms and in the manner contemplated in the General Disclosure Package and the Prospectus.

(m)  Form 8-K.  The Company shall have prepared and filed with the Commission a Current Report on Form 8-K including as an exhibit thereto this Agreement.

(n)  The Agent shall not have discovered and disclosed to the Company on or prior to a Settlement Date that the Registration Statement or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of counsel for the Agent, is material or omits to state any fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading, or that the Time of Sale Prospectus, any Free Writing Prospectus or the Prospectus or any amendment or supplement thereto contains an untrue statement of fact which, in the opinion of such counsel, is material or omits to state any fact which, in the opinion of such counsel, is material and is necessary in order to make the statements, in the light of the circumstances in which they were made, not misleading.

(o)  Additional Documents.  On or before each Representation Date, the Agent and counsel for the Agent shall have received such information, documents and opinions as they may reasonably request (except for any such information, documents or opinions that are subject to confidentiality agreements or to a legal privilege to the extent that such compliance could reasonably be expected to violate an confidentiality agreement or legal privilege), for the purposes of enabling them to pass upon the issuance and sale of the Shares as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Shares as contemplated herein and in connection with the other transactions contemplated by this Agreement shall be satisfactory in form and substance to the Agent and counsel for the Agent.

If any condition specified in this Section 7 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Agent by notice to the Company at any time on or prior to a Time of Sale, which termination shall be without liability on the part of any party to any other party, except that Section 1, Section 3, Section 4, Section 6, Section 9 and Section 10 shall at all times be effective and shall survive such termination.

Section 8.  Effectiveness of this Agreement.  This Agreement shall become effective upon the execution and delivery of this Agreement by the parties hereto.

Section 9.  Indemnification.

(a)  The Company shall indemnify and hold harmless the Agent, its affiliates and each of its and their respective directors, officers, members, employees, representatives and agents (including, without limitation Lazard Frères & Co. LLC, which will provide services to the Agent) and its affiliates, and each of its and their respective directors, officers, members, employees, representatives and agents and each person, if any, who controls Lazard Frères & Co. LLC within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and each person, if any, who controls the Agent within the meaning of Section 15 of the Securities Act of or Section 20 of the Exchange Act (collectively, the “Agent Indemnified Parties,” and each a “Agent Indemnified Party”) against any loss, claim, damage, expense or liability whatsoever (or any action, investigation or proceeding in respect thereof), joint or several, to which such Agent Indemnified Party may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, expense, liability, action, investigation or proceeding arises out of or is based upon (A) any untrue statement or alleged untrue statement of a material fact contained in any Time of Sale Prospectus, any Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) of the Rules and Regulations, any Registration Statement or the Prospectus, or in any amendment or supplement thereto or document incorporated by reference therein, (B) the omission or alleged omission to state in any Time of Sale Prospectus, any Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) of the Rules and Regulations, any Registration Statement or the Prospectus, or in any amendment or supplement thereto or document incorporated by reference therein, a material fact required to be stated therein or necessary to make the statements therein not misleading or (C) any breach of the representations and warranties of the Company contained herein, or the failure of the Company to perform its obligations hereunder or pursuant to any law, and which is included as part of or referred to in any loss, claim, damage, expense, liability, action, investigation or proceeding arising out of or based upon matters covered by subclause (A), (B) or (C) above of this Section 9(a), and shall reimburse the Agent Indemnified Party for any legal fees or other expenses reasonably incurred by that Agent Indemnified Party in connection with investigating, or preparing to defend, or defending against, settling, compromising, or appearing as a third party witness in respect of, or otherwise incurred in connection with, any such loss, claim, damage, expense, liability, action, investigation or proceeding, as such fees and expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, expense or liability arises out of or is based upon an untrue statement or alleged untrue statement in, or omission or alleged omission from any Time of Sale Prospectus, any Registration Statement or the Prospectus, or any such amendment or supplement thereto, or any Free Writing Prospectus made in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Agent specifically for use therein, which information the parties hereto agree is limited to the Agent’s Information.  This indemnity agreement is not exclusive and will be in addition to any liability which the Company might otherwise have and shall not limit any rights or remedies which may otherwise be available at law or in equity to each Agent Indemnified Party.

(b)  The Agent shall indemnify and hold harmless the Company and its directors, its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively, the “Company Indemnified Parties,” and each a “Company Indemnified Party”) against any loss, claim, damage, expense or liability whatsoever (or any action, investigation or proceeding in respect thereof), joint or several, to which such Company Indemnified Party may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, expense, liability, action, investigation or proceeding arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in Time of Sale Prospectus, any Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) of the Rules and Regulations, any Registration Statement or the Prospectus, or in any amendment or supplement thereto, or (ii) the omission or alleged omission to state in any Time of Sale Prospectus, any Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) of the Rules and Regulations, any Registration Statement or the Prospectus, or in any amendment or supplement thereto, a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by the Agent specifically for use therein, which information the parties hereto agree is limited to the Agent’s Information, and shall reimburse the Company Indemnified Party for any legal or other expenses reasonably incurred by such party in connection with investigating or preparing to defend or defending against or appearing as third party witness in connection with any such loss, claim, damage, liability, action, investigation or proceeding, as such fees and expenses are incurred.  Notwithstanding the provisions of this Section 9(b), in no event shall any indemnity by the Agent under this Section 91(b) exceed the total Placement Fee received by the Agent in connection with Section 3.

(c)  Promptly after receipt by an indemnified party under this Section 9 of notice of the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under this Section 9, notify such indemnifying party in writing of the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 9 except to the extent it has been materially prejudiced by such failure; and, provided, further, that the failure to notify an indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 9.  If any such action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense of such action with counsel reasonably satisfactory to the indemnified party (which counsel shall not, except with the written consent of the indemnified party, be counsel to the indemnifying party).  After notice from the indemnifying party to the indemnified party of its election to assume the defense of such action, except as provided herein, the indemnifying party shall not be liable to the indemnified party under Section 9 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense of such action other than reasonable costs of investigation; provided, however, that any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense of such action but the fees and expenses of such counsel (other than reasonable costs of investigation) shall be at the expense of such indemnified party unless (i) the employment thereof has been specifically authorized in writing by the Company in the case of a claim for indemnification under Section 9(a), or the Agent in the case of a claim for indemnification under Section 9(b), (ii) such indemnified party shall have been advised by its counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party, or (iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party within a reasonable period of time after notice of the commencement of the action or the indemnifying party does not diligently defend the action after assumption of the defense, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of (or, in the case of a failure to diligently defend the action after assumption of the defense, to continue to defend) such action on behalf of such indemnified party and the indemnifying party shall be responsible for legal or other expenses subsequently incurred by such indemnified party in connection with the defense of such action; provided, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all such indemnified parties (in addition to any local counsel), which firm shall be designated in writing by the Agent if the indemnified parties under this Section 9 consist of any Agent Indemnified Party or by the Company if the indemnified parties under this Section 9 consist of any Company Indemnified Parties.  Subject to this Section 9(c), the amount payable by an indemnifying party under Section 9 shall include, but not be limited to, (x) reasonable legal fees and expenses of counsel to the indemnified party and any other expenses in investigating, or preparing to defend or defending against, or appearing as a third party witness in respect of, or otherwise incurred in connection with, any action, investigation, proceeding or claim, and (y) all amounts paid in settlement of any of the foregoing.  No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of judgment with respect to any pending or threatened action or any claim whatsoever, in respect of which indemnification or contribution could be sought under this Section 9 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party in form and substance reasonably satisfactory to such indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.  Subject to the provisions of the following sentence, no indemnifying party shall be liable for settlement of any pending or threatened action or any claim whatsoever that is effected without its written consent (which consent shall not be unreasonably withheld or delayed), but if settled with its written consent, if its consent has been unreasonably withheld or delayed or if there be a judgment for the plaintiff in any such matter, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.  In addition, if at any time an indemnified party shall have requested that an indemnifying party reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated herein effected without its written consent if (i) such settlement is entered into more than forty-five (45) days after receipt by such indemnifying party of the request for reimbursement, (ii) such indemnifying party shall have received notice of the terms of such settlement at least thirty (30) days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

Section 10.  Contribution.

If the indemnification provided for in Section 9 is unavailable or insufficient to hold harmless an indemnified party under Section 9(a) or Section 9(b), then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid, payable or otherwise incurred by such indemnified party as a result of such loss, claim, damage, expense or liability (or any action, investigation or proceeding in respect thereof), as incurred, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Agent on the other hand from the offering of the Shares, or (ii) if the allocation provided by clause (i) of this Section 10 is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) of this Section 10 but also the relative fault of the Company on the one hand and the Agent on the other with respect to the statements, omissions, acts or failures to act which resulted in such loss, claim, damage, expense or liability (or any action, investigation or proceeding in respect thereof) as well as any other relevant equitable considerations.  The relative benefits received by the Company on the one hand and the Agent on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Shares purchased under this Agreement (before deducting expenses) received by the Company bear to the total Placement Fee received by the Agent in connection with the Offering, in each case as set forth in the table on the cover page of the Prospectus.  The relative fault of the Company on the one hand and the Agent on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Agent on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement, omission, act or failure to act; provided that the parties hereto agree that the written information furnished to the Company by or on behalf of the Agent for use in any Time of Sale Prospectus, any Registration Statement or the Prospectus, or in any amendment or supplement thereto, consists solely of the Agent’s Information.  The Company and the Agent agree that it would not be just and equitable if contributions pursuant to this Section 10 were to be determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein.  The amount paid or payable by an indemnified party as a result of the loss, claim, damage, expense, liability, action, investigation or proceeding referred to above in this Section 10 shall be deemed to include, for purposes of this Section 10, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating, preparing to defend or defending against or appearing as a third party witness in respect of, or otherwise incurred in connection with, any such loss, claim, damage, expense, liability, action, investigation or proceeding.  Notwithstanding the provisions of this Section 10, no Agent shall be required to contribute any amount in excess of the total Placement Fee received by the Agent in connection with the Offering, less the amount of any damages which the Agent has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement, omission or alleged omission, act or alleged act or failure to act or alleged failure to act.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

Section 11.  Termination of this Agreement

(a)  The Agent may terminate this Agreement, by notice to the Company, as hereinafter specified at any time (1) if there has been, since the time of execution of this Agreement or since the date as of which information is given in the Prospectus or any Time of Sale Prospectus, any change, or any development or event involving a prospective change, in the condition, financial or otherwise, or in the business, properties, earnings, results of operations or prospects of the Company and its Subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, which individually or in the aggregate, in the sole judgment of the Agent is material and adverse and makes it impractical or inadvisable to market the Shares or to enforce contracts for the sale of the Shares, (2) any of the events described in Sections 7(j), 7(k) or 7(l) shall have occurred, in each case the effect of which is such as to make it, in the judgment of the Agent, impracticable or inadvisable to market the Shares or to enforce contracts for the sale of the Shares, (3) if minimum prices for trading have been fixed on the Exchange, or (4) if a major disruption of securities settlements or clearance services in the United States shall have occurred and be continuing, except that the provisions of Section 1 (with respect to sales of Shares made prior to the date of termination), Section 3 (with respect to fees payable to Agent for sales of Shares made prior to the date of termination), Section 4 (with respect to sales of Shares made prior to the date of termination), Section 6, Section 9 and Section 10 of this Agreement shall remain in full force and effect notwithstanding such termination.

(b)   The Company shall have the right, by giving ten (10) days notice as hereinafter specified to terminate this Agreement in its sole discretion at any time after the date of this Agreement.  Any such termination shall be without liability of any party to any other party, except that the provisions of Section 1 (with respect to sales of Shares made prior to the date of termination), Section 3 (with respect to fees payable to Agent for sales of Shares made prior to the date of termination), Section 4 (with respect to sales of Shares made prior to the date of termination), Section 6, Section 9 and Section 10 of this Agreement shall remain in full force and effect notwithstanding such termination.

(c)  The Agent shall have the right, by giving ten (10) days notice as hereinafter specified to terminate this Agreement in its sole discretion at any time after the date of this Agreement.  Any such termination shall be without liability of any party to any other party, except that the provisions of Section 1 (with respect to sales of Shares made prior to the date of termination), Section 3 (with respect to fees payable to Agent for sales of Shares made prior to the date of termination), Section 4 (with respect to sales of Shares made prior to the date of termination), Section 6, Section 9 and Section 10 of this Agreement shall remain in full force and effect notwithstanding such termination.

(d)   Unless earlier terminated pursuant to this Section 11, this Agreement shall automatically terminate upon the issuance and sale of all of the Shares through the Agent on the terms and subject to the conditions set forth herein; provided that the provisions of Section 1 (with respect to sales of Shares made prior to the date of termination), Section 3 (with respect to fees payable to Agent for sales of Shares made prior to the date of termination), Section 4 (with respect to sales of Shares made prior to the date of termination), Section 6, Section 9 and Section 10 of this Agreement shall remain in full force and effect notwithstanding such termination.

(e)   This Agreement shall remain in full force and effect unless terminated pursuant to Sections 11(a), (b), (c) or (d) above or otherwise by mutual agreement of the parties; provided, however, that any such termination by mutual agreement shall in all cases be deemed to provide that the provisions of Section 1 (with respect to sales of Shares made prior to the date of termination), Section 3 (with respect to fees payable to Agent for sales of Shares made prior to the date of termination), Section 4 (with respect to sales of Shares made prior to the date of termination), Section 6, Section 9 and Section 10 of this Agreement shall remain in full force and effect notwithstanding such termination.

(f)   Any termination of this Agreement shall be effective on the date specified in such notice of termination; provided, however, that such termination shall not be effective until the close of business on the date of receipt of such notice by the Agent or the Company, as the case may be.  If such termination shall occur prior to the Settlement Date for any sale of Shares, such Shares shall settle in accordance with the provisions of this Agreement.

Section 12.  No Advisory or Fiduciary Relationship. The Company acknowledges and agrees that:

(a)           The Agent’s responsibility to the Company is solely contractual in nature, and the Agent has been retained solely to act as a Agent in connection with the Offering and no fiduciary, advisory or agency relationship between the Company and the Agent has been created in respect of any of the transactions contemplated by this Agreement, irrespective of whether the Agent or Lazard Frères & Co. LLC has advised or is advising the Company on other matters;

(b)           The Company acknowledges and agrees that (a) the sale of the Shares pursuant to this Agreement, including the determination of the public offering price of the Shares and any related fees, is an arm’s-length commercial transaction between the Company, on the one hand, and the Agent on the other hand, and (b) the Company is capable of evaluating and understanding, and understands and accepts, the terms, risks and conditions of the transactions contemplated by this Agreement;

(c)           It has been advised that the Agent and Lazard Frères & Co. LLC and each of their affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company and that the Agent has no obligation to disclose such interests and transactions to the Company by virtue of any fiduciary, advisory or agency relationship; and

(d)           it waives, to the fullest extent permitted by law, any claims it may have against the Agent for breach of fiduciary duty or alleged breach of fiduciary duty and agrees that the Agent shall have no liability (whether direct or indirect) to the Company in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on behalf of or in right of the Company, including stockholders, employees or creditors of the Company.

Section 13.  Representations and Indemnities to Survive Delivery.  The respective indemnities, covenants, agreements, representations, warranties and other statements of the Company and the Agent, as set forth in this Agreement or made by them respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation made by or on behalf of the Agent, the Company or any person controlling any of them and shall survive delivery of and payment for the Shares.  Notwithstanding any termination of this Agreement, including without limitation any termination pursuant to Section 11, the indemnity and contribution and reimbursement agreements contained in Sections 9, 10 and 11(e), respectively, and the representations and warranties set forth in this Agreement shall not terminate and shall remain in full force and effect at all times.

Section 14.  Notices.

All statements, requests, notices and agreements hereunder shall be in writing, and:

(a)  if to the Agent, shall be delivered or sent by mail, facsimile transmission or email to Lazard Capital Markets LLC, 30 Rockefeller Plaza, New York, New York 10020, Attention: General Counsel, Fax: 212-830-3615; and

(b)  if to the Company, shall be delivered or sent by mail, facsimile transmission or email to: Evergreen Energy Inc., 1225 17th Street, Suite 1300,  Denver, Colorado 80202, Facsimile:  (303) 293-8430, Attention:  William Laughlin, General Counsel; with copies to (i) Moye White LLP, 1400 16th Street, 6th Floor, Denver, CO 80202, Facsimile:  (303) 292-4510, Attention: John W. Kellogg, Esq.

provided, however, that any notice to the Agent pursuant to Section 9 shall be delivered or sent by mail or facsimile transmission to the Agent at its address set forth in its acceptance communication to the Agent, which address will be supplied to any other party hereto by the Agent upon request.  Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof, except that any such statement, request, notice or agreement delivered or sent by email shall take effect at the time of confirmation of receipt thereof by the recipient thereof.

Section 15.  Successors; Persons Entitled to the Benefit of this Agreement.  This Agreement shall inure to the benefit of and be binding upon the Agent, the Company, and their respective successors and assigns.  This Agreement shall also inure to the benefit of Lazard Frères & Co. LLC, its successors and assigns, which shall be third party beneficiaries hereof.  Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, other than the persons mentioned in the preceding sentences, any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person; except that the representations, warranties, covenants, agreements and indemnities of the Company contained in this Agreement shall also be for the benefit of the Agent Indemnified Parties and the indemnities of the Agent shall be for the benefit of the Company Indemnified Parties.  It is understood that the Agent’s responsibility to the Company is solely contractual in nature and the Agent does not owe the Company, or any other party, any fiduciary duty as a result of this Agreement.

Section 16.  Partial Unenforceability.  The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof.  If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

Section 17.  Governing Law Provisions.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York, including without limitation Section 5-1401 of the New York General Obligations Law.  No legal proceeding may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and the Company and the Agent each hereby consent to the jurisdiction of such courts and personal service with respect thereto.  The Company and the Agent each hereby waive all right to trial by jury in any legal proceeding (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement.  The Company agrees that a final judgment in any such legal proceeding brought in any such court shall be conclusive and binding upon the Company and the Agent and may be enforced in any other courts in the jurisdiction of which the Company is or may be subject, by suit upon such judgment.

Section 18.  Agent’s Information.  The parties hereto acknowledge and agree that, for all purposes of this Agreement, the “Agent’s Information” consists solely of the following information in the Prospectus Supplement: (i) the third paragraph on the front cover page concerning the terms of the offering; and (ii) the statements concerning the Agent contained in the first paragraph, concerning the Agent in the third paragraph, concerning the Agent and Lazard Frères & Co. LLC in the eighth paragraph and concerning Regulation M of the Exchange Act in the eleventh paragraph, in each case under the heading “Plan of Distribution.”

Section 19.  Definitions.  For purposes of this Agreement, (a) “business day” means any day on which the NYSE Amex is open for trading, (b) “knowledge” means the knowledge of the directors and executive officers of the Company after reasonable inquiry, (c) “subsidiary” has the meaning set forth in Rule 405 of the Rules and Regulations, but excluding any inactive or immaterial subsidiaries, and (d) “SEC Reports” means the Company’s Annual Report on Form 10-K for its fiscal year ended December 31, 2010 and each Annual Report on Form 10-K, Quarterly Report on Form 10-Q and Current Report on Form 8-K filed thereafter.

Section 20.  General Provisions.  This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof.  In this Agreement, the masculine, feminine and neuter genders and the singular and the plural include one another.  The section headings in this Agreement are for the convenience of the parties only and will not affect the construction or interpretation of this Agreement.  This Agreement may be amended or modified, and the observance of any term of this Agreement may be waived, only by a writing signed by the Company and the Agent.

Section 21.  Research Analyst Independence.  The Company acknowledges that the Agent’s research analysts and research departments are required to be independent from its investment banking division and are subject to certain regulations and internal policies, and that the Agent’s research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to the Company and/or the offering that differ from the views of their investment banking division.  The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Agent with respect to any conflict of interest that may arise from the fact that the views expressed by its independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to the Company by the Agent investment banking division.  The Company acknowledges that the Agent is a full service securities firm and as such from time to time, subject to applicable securities laws, rules and regulations, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the Company; provided, however, that nothing in this Section 21 shall relieve the Agent of any responsibility or liability it may otherwise bear in connection with activities in violation of applicable securities laws, rules or regulations.

If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

Very truly yours,

EVERGREEN ENERGY INC.

By: /s/ Diana L. Kubik
Name: Diana L. Kubik
Title: Executive Vice President and Chief Financial Officer

The foregoing Sales Agency Agreement is hereby confirmed and accepted by the Agent in New York, New York as of the date first above written.

LAZARD CAPITAL MARKETS LLC

By: /s/ William B. Buchanan, Jr.
Name:
Title:

SCHEDULE I

Schedule of Free Writing Prospectuses
included in the Time of Sale Prospectus

None

Schedule I-1

SCHEDULE II

Due Diligence Protocol

Set forth below are guidelines for use by the Company and the Agent in connection with the Agent’s continuous due diligence efforts in connection with the sale and distribution of the Shares pursuant to the Agreement.  For the avoidance of doubt, the Agent and the Company expect that no sales under the Agreement will be requested or made at any time the Company is, or could be deemed to be, in possession of material non-public information with respect to the Company.

1.
On or immediately prior to each Representation Date, in addition to the documents provided pursuant to Sections 5(s), (t), (u) and (v) of the Agreement, the Agent expects to conduct a due diligence call with the appropriate business, financial and legal representatives of the Company.

2.
On the date of or promptly after the filing of the Company’s quarterly reports on Form 10-Q, the Agent expects to conduct a due diligence call with the appropriate business, financial, accounting and legal representatives of the Company and that the Company shall provide the certificate referred to in Section 7(f) of the Agreement.

3.
In the event that the Company requests the Agent to sell on any one Trading Day an amount of Shares that would be equal to or greater than 25% of the average daily trading volume (calculated based on the most recent three completed Trading Days) of the Common Shares, the Agent expects to conduct a due diligence call with the appropriate business, financial, accounting and legal representatives of the Company and that the Company may be asked provide the certificate referred to in Section 7(f) of the Agreement.

4.
The Company shall provide all information that the Agent may reasonably request from time to time in connection with its due diligence review; provided that neither the Company nor its advisors, counsel or independent accountants shall be required to so comply to the extent that such compliance would violate any confidentiality agreement or impair or waive any legal privilege of the Company.

The foregoing is an expression of current intent only, and shall not in any manner limit the Agent’s rights under the Agreement, including the Agent’s right to require such additional due diligence procedures as the Agent may reasonably request pursuant to the Agreement.

Schedule II-1

SCHEDULE III

Dividend Restrictions

None.

Schedule III-1

EXHIBIT A

Form of Transaction Confirmation

[Agent Letterhead]
                       , 20

Evergreen Energy Inc.
1225 17th Street, Suite 1300
Denver, Colorado 80202
VIA ELECTRONIC MAIL

Dear                     :

This confirmation sets forth the terms of the agreement of Lazard Capital Markets LLC (the “Agent”) with Evergreen Energy Inc., a Delaware corporation (the “Company”) relating to the sale of up to [_________] shares of the Company’s common stock, par value .001 per share, pursuant to the Sales Agency Agreement between the Company and the Agent, dated August [__], 2011 (the “Sales Agency Agreement”).  Unless otherwise defined below, capitalized terms defined in the Sales Agency Agreement shall have the same meanings when used herein.

By countersigning or otherwise indicating in writing the Company’s acceptance of this confirmation (an “Acceptance”), the Company shall have agreed with the Agent to use commercial reasonable efforts to engage in the following transaction:

[Number of Shares to be sold][Aggregate Gross Price of Shares to be sold]:	________________________________________
Minimum price at which Shares may be sold:	________________________________________
Date(s) on which Shares may be sold:	________________________________________
Compensation to Agent (if different than the Agreement):	________________________________________
Manner in which Shares are to be sold: (if other than the NYSE Arca)	________________________________________

The transaction set forth in this confirmation will not be binding on the Company or the Agent unless and until the Company delivers its Acceptance; provided, however, that neither the Company nor the Agent will be bound by the terms of this confirmation unless the Company delivers its Acceptance by         am/pm (New York time) on [the date hereof/                    , 20  ].

The transaction, if it becomes binding on the parties, shall be subject to all of the representations, warranties, covenants and other terms and conditions of the Sales Agency Agreement, except to the extent amended or modified hereby, all of which are expressly incorporated herein by reference.  Each of the representations and warranties set forth in the Sales Agency Agreement shall be deemed to have been made at and as of the date of the Company’s Acceptance, and at every Time of Sale and any Settlement Date.

A-1

If the foregoing conforms to your understanding of our agreement, please so indicate your Acceptance by signing below.

Very truly yours,

LAZARD CAPITAL MARKETS LLC By: Name: Title: By: Name: Title:

ACCEPTED AND AGREED as of the date first above written:

EVERGREEN ENERGY INC. By: Name: Title:

[Note: The Company’s Acceptance may also be evidenced by a separate written acceptance referencing this confirmation and delivered in accordance with the
Sales Agency Agreement]

A-2

EXHIBIT B

Opinion of Counsel for the Company to be delivered pursuant to Section 7(d)

B-1

EXHIBIT C

Company Insider Trading Policy

C-1